SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 2002

                          COMMISSION FILE NO.: 0-27323



                          HARBOUR FRONT HOLDINGS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEVADA                                       88-0429812
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(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)




                          300 Park Avenue - Suite 1700
                               New York, NY 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (212) 572-6276
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                           (ISSUER  TELEPHONE NUMBER)


                           The Bauer Partnership, Inc.
                           ---------------------------
                                  (FORMER NAME)

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ITEM 5.     OTHER EVENTS.

     This form 8-K is being used to update and correct previous disclosures. On January 10, 2003, the registrant submitted a press release stating that it expected to be profitable for the year ended December 31, 2003. Within that press release the registrant stated revenue and earnings projections associated with various companies that the registrant had previously announced acquiring an interest in or that the registrant was in discussions to acquire an interest in. The expectations stated in this press release were primarily based on expectations of start-up companies and are likely to be unfounded. In addition, agreements that the registrant entered into have not worked out as the registrant had expected.

     On December 5, 2002, the registrant submitted a press release regarding its acquisition of 33.3% of F3 Fitness, LLC, the owner of a nutritional supplement. after entering into this agreement, F3 Fitness had a change in ownership of the remaining 66.7% membership interest. The registrant has established a web site, paid for the establishment of a call center, and paid for a marketing campaign. Various things were supposed to happen which have not occurred to date. The registrant continues to run the web site and oversee the call center. Although F3 Fitness has begun generating revenues, it has become clear that the revenue and earnings projections previously stated will not be met.

     On December 11, 2002, the registrant submitted a press release relating to the acquisition of 33.3% of Caviar Universe LLC, a company selling gourmet products online. The registrant has established a web-site and a call center and paid for a marketing campaign. As Caviar Universe LLC is a start-up company, it has only recently begun to generate revenues. It has become evident that the revenue and earnings projections previously stated will not be met.

     On December 17, 2003, the registrant announced that it had acquired $30,000,000 in non-performing debt. As of this date, EH&P Investments AG has only acquired $6,000,000 in non-performing debt and the registrant has yielded no revenues from such non-performing debt. Therefore, it has become clear that the earning projections previously stated will not be met.

     The registrant terminated discussions to acquire Wimbledon Unreal Grass. Therefore, the registrant will not receive any economic benefit from Wimbledon Unreal Grass.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(C)     EXHIBITS:
None.


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                 HARBOUR  FRONT  HOLDINGS,  INC.

March  10,  2003
                                                 /s/  Ronald  J.  Bauer
                                                 ---------------------------
                                                 Ronald  J.  Bauer
                                                 Chief  Executive  Officer

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